Exhibit 99.2

Table of Contents
First Quarter 2017

Section I - First Quarter 2017 Earnings Press Release
Section II - Financial Information		Section III - Core Portfolio Information

Company Information	4	Core Properties	25
Market Capitalization	5	Core Top Tenants	28
Operating Statements		Core Lease Expirations	29
Consolidated Income Statements	6	Core New and Renewal Rent Spreads	30
Income Statement - Pro-rata Adjustments	8	Core Capital Expenditures	31
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")	9
EBITDA	10
Same Property Net Operating Income	11
Fee Income	12
Consolidated Balance Sheet	13	Section IV - Fund Information
Balance Sheet - Pro-rata Adjustments	14
Structured Financing	15
Other Information		Fund Overview	32
Transactional Activity	16	Fund Properties	33
2017 Guidance	17	Fund Lease Expirations	34
Net Asset Valuation Information	18	Fund Development Activity	35
Selected Financial Ratios	19
Debt Analysis
Summary	20
Detail	21
Maturities	24	Important Notes	36

Visit www.acadiarealty.com for additional investor and portfolio information

Exhibit 99.2

Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	BTIG	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Michael Gorman - (212) 738-6138	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	mgorman@btig.com	tthomas@keybanccm.com

	Bank of Montreal	Citigroup - Global Markets	J.P. Morgan Securities, Inc.
	Paul Adornato, CFA - (212) 885-4170	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689
	paul.adornato@bmo.com	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com

	Boenning & Scattergood	Green Street Advisors
	Floris van Dijkum - (212) 922-3572	Daniel Busch - (949) 640-8780
	fvandijkum@boenninginc.com	dbucsh@greenstreetadvisors.com

Exhibit 99.2

Market Capitalization
(including pro-rata share of Fund debt, in thousands)

				Capitalization
	Total Market Capitalization			based on	Changes in Total Outstanding Common Shares and OP Units (in thousands)				Weighted Average
	$		%	Net Debt [1]					Diluted EPS		FFO
Equity Capitalization						Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Common Shares	83,630				Balance at 12/31/2016	83,598	4,529	88,127
Common Operating Partnership ("OP") Units	4,752				Other	7	248	255
Combined Common Shares and OP Units	88,382				OP Conversions	25	(25)	—
					Balance at 3/31/2017	83,630	4,752	88,382	83,647		89,024
Share Price at March 31, 2017	$30.06

Equity Capitalization - Common Shares and OP Units	$2,656,763
Preferred OP Units	14,913	[2]
Total Equity Capitalization	2,671,676		73%	74%

Debt Capitalization
Consolidated debt	1,519,378
Adjustment to reflect pro-rata share of debt	(543,202)
Total Debt Capitalization	976,176		27%	26%

Total Market Capitalization	$3,647,852		100%	100%

Notes:
1 Reflects debt net of:
Core Portfolio cash	$24,971
pro-rata share of Funds cash	6,589
for total cash netted against debt of	31,560

2 Represents 188 Series A and 141,593 Series C Preferred OP Units convertible into 25,067 and 471,035 Common OP units, respectively multiplied by the Common Share price at quarter end.
3 Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

	Market Capitalization
	Preferred Op Units represent less than 1%

Exhibit 99.2

Common Shares
69%
Common OP Units 4%
Fixed-Rate Debt 3 21%
Variable-Rate Debt 6%

Exhibit 99.2

Income Statements
(in thousands)
Three months ended
March 31, 2017

CONSOLIDATED INCOME STATEMENT

Revenues
Rental income	$48,585
Expense reimbursements	12,316
Other	1,098
Total Revenues	61,999

Operating Expenses
Depreciation and amortization	24,536
General and administrative	8,469
Real estate taxes	10,606
Property operating	8,197
Other operating	294
Total Operating Expenses	52,102

Operating income	9,897

Equity in earnings and gains of unconsolidated affiliates inclusive of gains on disposition of properties of $11,486	12,703
Interest income	8,984
Interest expense	(11,488)
Income from continuing operations before income taxes	20,096
Income tax provision	(125)
Income from continuing operations	19,971
Net income	19,971
Net income attributable to noncontrolling interests	(4,340)
Net income attributable to Acadia	$15,631

Exhibit 99.2

Income Statements - Consolidation [1]
(in thousands)

Three months ended March 31, 2017

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$42,971
Percentage rents	39
Expense reimbursements - CAM	4,172
Expense reimbursements - Taxes	8,144
Other property income	607
Total Property Revenues	55,933

PROPERTY EXPENSES
Property operating - CAM	6,873
Other property operating (Non-CAM)	1,460
Real estate taxes	10,606
Total Property Expenses	18,939

NET OPERATING INCOME - PROPERTIES	36,994

OTHER INCOME (EXPENSE)
Interest income	8,984
Straight-line rent income	3,139
Above/below market rent	2,611
Interest expense 2	(9,755)
Amortization of finance costs	(1,170)
Above/below market interest expense	179
Asset and property management expense	(43)
Other income/(expense)	76
Transaction costs	(239)
Capital lease interest	(743)
CORE PORTFOLIO AND FUND INCOME	40,033

FEE INCOME
Asset and property management fees	300
Transactional fees 3	64
Income tax (provision)/benefit	(125)
Total Fee Income	239

General and Administrative	(8,469)

Depreciation and amortization	(24,304)
Non-real estate depreciation and amortization	(231)
Income before equity in earnings and noncontrolling interests	7,268

Equity in earnings (losses) of unconsolidated affiliates	12,703
Noncontrolling interests	(4,340)

NET INCOME	$15,631

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
In total, net income agrees with net income as reported in the Company's Form 10Q's for the corresponding periods.
2 Net of capitalized interest of $5,009 for the three months.
3 Consists of development, construction, leasing and legal fees.

Exhibit 99.2

Income Statements - Pro-rata Adjustments [1]
(in thousands)

	Noncontrolling	Company's
	Interest in	Interest in
	Consolidated	Unconsolidated
	Subsidiaries [2]	Subsidiaries [3]
	Three Months Ended March 31, 2017

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$(11,825)	$7,571
Percentage rents	(44)	27
Expense reimbursements - CAM	(1,006)	628
Expense reimbursements - Taxes	(906)	1,216
Other property income	(340)	18
Total Property Revenues	(14,121)	9,460

PROPERTY EXPENSES
Property operating - CAM	(2,889)	884
Other property operating (Non-CAM)	(697)	290
Real estate taxes	(2,360)	1,447
Total Property Expenses	(5,946)	2,621

NET OPERATING INCOME - PROPERTIES	(8,175)	6,839

OTHER INCOME (EXPENSE)
Interest income	(1,779)	—
Straight-line rent income	(1,630)	315
Above/below market rent	(664)	250
Interest expense	3,566	(1,805)
Amortization of finance costs	701	(105)
Above/below market interest expense	—	20
Asset and property management expense	35	(197)
Other income/(expense)	3	(145)
Transaction costs	97	106
CORE PORTFOLIO AND FUND INCOME	(7,846)	5,278

FEE INCOME
Asset and property management fees	3,828	183
Transactional fees	1,020	—
Income tax (provision)/benefit	34	(2)
Total Fee Income	4,882	181

PROMOTE, RCP AND OTHER INCOME
Promote income from Funds, net	576	—
Total Promote, RCP and Other Income	576	—

General and Administrative	754	(52)

Depreciation and amortization	7,085	(4,314)
Gain on disposition of properties	(8,868)	11,610
Income before equity in earnings and noncontrolling interests	(3,417)	12,703

Noncontrolling interests [4]	(923)	—

NET INCOME	$(4,340)	$12,703

Note:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
2 Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.
3 Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

4 Represents income allocable to Operating Partnership Units.

Exhibit 99.2

Funds from Operations ("FFO") [1]
(in thousands)

	Current	Historic
	Year-to-Date	Year-to-Date
	Period ended	Period ended
Funds from operations ("FFO"):	March 31, 2017	March 31, 2016

Net Income	$15,631	$28,925
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)	21,533	15,328
Gain on disposition of properties (net of noncontrolling interest share)	(2,742)	(15,140)
Income attributable to noncontrolling interests'
share in Operating Partnership	1,062	1,994

	$35,484	$31,107
FFO to Common Shareholders and Common OP Unit holders

Add back: Transaction costs	37	212
FFO before transaction costs	$35,521	$31,319

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$35,484	$31,107
Straight-line rent, net	(1,824)	(1,010)
Above/below market rent	(2,197)	(1,189)
Amortization of finance costs	574	406
Above/below market interest	(199)	(383)
Non-real estate depreciation	231	150
Leasing commissions	(474)	(17)
Tenant improvements	(1,747)	(2,229)
Capital expenditures	(47)	(284)
AFFO to Common Shareholders and Common OP Unit holders	$29,801	$26,551

Total weighted-average diluted shares and OP Units	89,024	75,845

Diluted FFO per Common share and OP Unit:
FFO	$0.40	$0.41
FFO before transaction costs	$0.40	$0.41

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

Exhibit 99.2

EBITDA
(in thousands)

	Year-to-Date
	Period ended March 31, 2017
	Core
	Portfolio	Funds	Total

NET INCOME	$12,646	$2,985	$15,631

Adjustments:
Depreciation and amortization	19,560	2,204	21,764
Interest expense	7,079	915	7,994
Amortization of finance costs	374	200	574
Above/below market interest	(199)	—	(199)
Gain on disposition of properties	—	(2,742)	(2,742)
Transaction costs	8	29	37
Provision for income taxes	82	11	93
Noncontrolling interest - OP	923	—	923

EBITDA	$40,473	$3,602	$44,075

Exhibit 99.2

Core Portfolio
Same Property Performance 1
(in thousands)

	Year-to-Date
	Period ended
			Change
	March 31, 2017	March 31, 2016	Favorable/(Unfavorable)

Summary
Minimum rents	$26,817	$26,225	2.3%
Expense reimbursements	8,711	6,387	36.4%
Other property income	38	209	(81.8)%

Total Revenue	35,566	32,821	8.4%

Expenses
Property operating - CAM & Real estate taxes	9,702	7,385	(31.4)%
Other property operating (Non-CAM)	534	198	(169.7)%

Total Expenses	10,236	7,583	(35)%

Same Property NOI - Core properties	$25,330	$25,238	0.4%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	7,806	2,229
Core NOI	$33,136	$27,467

Other same property information
Physical Occupancy	96.8%	96.9%
Leased Occupancy	96.9%	97.3%

Notes:
1 The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Exhibit 99.2

Fee income by Fund
(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total

Current Quarter ended March 31, 2017
Asset and property management fees	$551	$728	$1,340	$1,558	$134	$ 4,311
Transactional fees	268	370	364	34	48	1,084
Total fees	$819	$1,098	$1,704	$1,592	$182	$5,395

Exhibit 99.2

Consolidated Balance Sheet
(in thousands)
	Notes	Consolidated
		Balance
		Sheet
	[1]	As Reported
ASSETS
Real estate
Land		$649,533	1 The Company currently invests in Funds II, III, IV & V and Mervyns I & II
Buildings and improvements		2,178,468	which are consolidated within the Company's financial statements.
Construction in progress		21,644
Properties under capital lease		76,965	2 The components of Net real estate under development are as follows:
		2,926,610
Less: accumulated depreciation		(305,074)
Operating real estate, net		2,621,536	Fund II	$334,563
Real estate under development, at cost	[2]	510,548	Fund III	45,290
Net investments in real estate		3,132,084	Fund IV	128,179
Notes receivable		276,507	Other	2,516
Investments in and advances to unconsolidated affiliates		260,497
Cash and cash equivalents		47,707	Total	$510,548
Restricted cash		24,021
Rents receivable, net		15,902
Straight-line rents receivable, net		34,864	Summary of other assets, net
Other assets, net		201,822
Assets of properties held for sale		21,498	Lease intangibles, net	$116,371
			Deferred charges, net	26,505
Total Assets		$4,014,902	Prepaid expenses	17,070
			Other receivables	11,797
LIABILITIES AND SHAREHOLDERS' EQUITY			Accrued interest receivable	10,766
			Deposits	4,491
Mortgage and other notes payable		$1,143,049	Due from seller	4,300
Unsecured notes payable		358,847	Deferred tax assets	3,822
Distributions in excess of income from, and investments in, unconsolidated affiliates		15,221	Due from related parties	1,300
Accounts payable and other liabilities		207,679	Corporate assets	624
Capital lease obligations		70,247	Income taxes receivable	1,398
Dividends and distributions payable		23,366	Total	$201,822

Total Liabilities		1,818,409
Shareholders' equity:			Summary of accounts payable and other liabilities
Common shares		84
Additional paid-in capital		1,589,765	Lease intangibles, net	$103,573
Accumulated other comprehensive loss		438	Accounts payable and accrued expenses	48,383
Distributions in excess of accumulated earnings		(11,753)	Deferred income	35,979
Total controlling interest		1,578,534	Tenant security deposits, escrow and other	15,081
Noncontrolling interest in subsidiary		617,959	Derivative financial instruments	3,013
Total Shareholders' Equity		2,196,493	Income taxes payable	1,418
			Other	232
Total Liabilities and Shareholders' Equity		$4,014,902	Total	$207,679

Exhibit 99.2

Pro-Rata Balance Sheet Adjustments
(in thousands)
	Noncontrolling	Company's
	Interest in	Interest in
	Consolidated	Unconsolidated
	Subsidiaries [2]	Subsidiaries [3]
ASSETS
Real estate
Land	$(134,506)	$68,942
Buildings and improvements	(546,208)	279,412
Construction in progress	(13,178)	401
	(693,892)	348,755
Less: accumulated depreciation	34,952	(35,450)
Operating real estate, net	(658,940)	313,305
Net real estate under development	(371,452)	3,597
Net investments in real estate	(1,030,392)	316,902
Notes receivable	(44,468)	—
Investments in and advances to unconsolidated affiliates	(73,560)	(185,170)
Cash and cash equivalents	(21,432)	5,285
Restricted cash	(15,295)	1,177
Rents receivable, net	(2,765)	2,966
Straight-line rents receivable, net	(10,918)	3,949
Other assets, net	(11,577)	17,407
Assets of real estate held for sale	(15,408)	—

Total Assets	$(1,225,815)	$162,516

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage and other notes payable	$(588,372)	$159,123
Unsecured notes payable	(103,489)	—
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(15,221)
Accounts payable and other liabilities	(60,416)	18,614

Total Liabilities	(752,277)	162,516

Noncontrolling interest in subsidiary	(473,538)	—
Total Shareholders' Equity	(473,538)	—

Total Liabilities and Shareholders' Equity	$(1,225,815)	$162,516

Note:
1 The Company currently invests in Funds II, III, IV & V and Mervyns I & II which are consolidated within the Company's financial statements.
2 Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities
3 Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

Exhibit 99.2

Structured Financing Portfolio
(in thousands)

	December 31, 2016			Current Period					Stated	Effective
	Principal	Accrued				Current	Accrued	Balance at	Interest	Interest	Maturity
Investment	Balance	Interest	Total	Advances	Repayments	Principal	Interest	March 31, 2017	Rate	Rate 1	Dates

First mortgage notes	$206,400	$5,173	$211,573	$—	$—	$206,400	$5,658	$212,058	7.93%	7.97%	2017 to 2019

Mezzanine, preferred equity and other notes	10,000	39	10,039	—	—	10,000	36	10,036	8.00	8.67	2019

Total notes receivable	$216,400	$5,212	$221,612	$—	$—	$216,400	$5,694	$222,094	7.93%	8.00%

Notes:
1 Inclusive of points and exit fees.

Reconciliation of Notes Receivable to the Consolidated Balance Sheet

Total Notes Receivable per above						$216,400
Other loans (pro-rata share)						15,639

Total Pro-rata Notes Receivable						$232,039

Exhibit 99.2

Transactional Activity
(in thousands)

Core Portfolio							Funds

		Acquisitions

		Acadia							Fund		Acadia
Property Name	Transaction Price	Ownership %	Acadia Share	Month of Transaction	Location	Key Tenants	Property Name	Transaction Price	Ownership %	Fund Share	Share	Month of Transaction	Location	Key Tenants

							Fund IV:

907 King Street	$3,000	20%	$600	January	Alexandria, VA	N/A	Lincoln Place Shopping Center	$35,400	1	$35,400	$8,184	March	Fairview Heights, IL	Kohl's, Marshalls

Total	$3,000		$600				Total	$35,400		$35,400	$8,184

		Dispositions

							Fund III:

							Arundel Plaza (1)	$28,800	90%	$25,920	$10,272	February	Glen Burnie, MD	Giant Food, Lowes

							Fund IV:

							2819 Kennedy Boulevard	19,000	90%	17,100	3,954	January	North Bergen, NJ	Aldi

								$47,800		$43,020	$14,226

Notes:
1 Acadia Share represents Acadia's economic share, which includes Promote fees.

Exhibit 99.2

2017 Annual Guidance
Note: 2017 FFO and EPS guidance and comparable 2016 results are before acquisition and other costs

(in millions except per share amounts, all per share amounts are fully diluted)
	2017 Guidance	2016 Actual	Notes
Summary:

Funds from Operations ("FFO") per share (before acquisition and other costs)	$1.44 to $1.54	$1.55	- Before 2016 acquisition and retirement costs, which totaled
			$0.06 and $0.05 per share, respectively

Earnings per Share ("EPS") (before acquisition and other costs)	$0.58 to $0.63	$1.05

FFO Components:

Core and pro-rata share of Fund portfolio income (before acquisition and other costs)	$142.0 to $151.5	$125.9	- 2016 acquisition and retirement costs totaled
			$5.1 million and $4.2 million, respectively
Fund fee income, net of taxes	$20.9 to $22.9	$21.1

Other Fund and transactional income	$0.6 to $0.6	$10.4	- Net of projected payments under the Company's Long-Term Fund Investment Alignment Program ("FIAP")

General and administrative expense	$(32.5) to $(33.0)	$(31)

FFO	$131.0 to $142.0	$126.4

Additional Guidance Assumptions:

Fully diluted Common Shares and OP Units - weighted average	91,000 to 92,000	81,250

Same property net operating income ("NOI") growth	0.0% to 2.0%

Core acquisitions	$300.0 to $500.0

Fund acquisitions	$200.0 to $600.0

Exhibit 99.2

Net Asset Valuation Information
(in thousands)

	CORE		FUND II				FUND III				FUND IV
			Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share		Fund Level		AKR pro-rata share
	Quarterly	Annualized (x4)	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income [1]	$33,136	$132,544	$2,139	$8,556	28.33%	$2,424	$1,107	$4,428	39.63%	$1,755	$6,766	$27,064	23.12%	$6,257
Less:
(Income)/ loss from properties sold or under contract	—	—	(544)	(2,176)		(616)	(141)	(564)		(224)	(65)	(260)		(60)
(Income)/ loss from pre-stabilized assets [2]	—	—	(580)	(2,320)		(657)	(767)	(3,068)		(1,216)	(1,609)	(6,436)		(1,488)
(Income)/ loss from development projects [3]	—	—	(990)	(3,960)		(1,122)	10	40		16	(1,207)	(4,828)		(1,116)
Net Operating Income of stabilized assets	33,136	132,544	25	100		29	209	836		331	3,885	$15,540		3,593

Assets under contract for sale, net of debt								$—		$—		$—		$—

Costs to Date
Pre-stabilized assets [2]		$—		$76,430		$21,653		$66,545		$26,372		$140,504		$32,485
Development projects [3]		10,956		456,400		129,298		46,700		18,507		288,600		66,724

Total Costs to Date		$10,956		$532,830		$150,951		$113,245		$44,879		$429,104		$99,209

Debt		$737,462		$412,238		$110,120		$79,680		$24,138		$465,658		$104,456

Notes:
1 Does not include a full quarter of NOI for those assets purchased during the first quarter 2017. See "Transactions Activity" page in this supplemental for descriptions of those acquisitions.
2 Consists of the following projects:
Fund II:
161st Street
Fund III:
640 Broadway
654 Broadway
Nostrand
Fund IV:
2819 Kennedy Blvd
Paramus Plaza
17 East 71st Street
1035 Third Avenue
1151 Third Avenue
Eden Square
3 See "Redevelopment Activity" page in this supplemental

Exhibit 99.2

Selected Financial Ratios
(in thousands)

	Three months ended March 31,			Three months ended March 31,	Three months ended December 31,
	2017	2016		2017	2016
COVERAGE RATIOS [1]			LEVERAGE RATIOS

Fixed-Charge Coverage Ratios			Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$40,473	$34,801	Debt + Preferred Equity (Preferred O.P. Units)	$991,089	$994,796
Interest expense	7,079	5,787	Total Market Capitalization	3,647,852	3,874,754
Principal Amortization	1,279	1,031	Debt+Preferred Equity/Total Market Capitalization	27%	26%
Preferred Dividends [3]	139	139
Fixed-Charge Coverage Ratio - Core Portfolio	4.8x	5.0x	Debt [6]	959,529	$936,234
			Total Market Capitalization	3,616,292	3,816,192
EBITDA divided by:	$44,075	$37,382	Net Debt+Preferred Equity/Total Market Capitalization	27%	25%
Interest expense	7,994	6,353
Principal Amortization	1,462	1,158	Debt/EBITDA Ratios
Preferred Dividends	139	139
Fixed-Charge Coverage Ratio - Core Portfolio			Debt	$737,462	$738,755
and Funds	4.6x	4.9x	EBITDA (Annualized) [7]	160,164	165,267
			Debt/EBITDA - Core Portfolio	4.6x	4.5x
Payout Ratios
			Debt [5]	$712,491	$687,662
Dividends declared (per share/OP Unit)	$0.26	$0.25	EBITDA (Annualized) [7]	160,164	165,267
			Net Debt/EBITDA - Core Portfolio	4.4x	4.2x
Dividends (Shares) & Distributions (OP Units) declared	$23,361	$19,342
FFO	35,484	31,107	Debt [4]	$976,176	$980,126
FFO Payout Ratio	66%	62%	EBITDA (Annualized) [7]	174,572	175,616
FFO Payout Ratio before acquisition costs	66%	62%	Debt/EBITDA - Core Portfolio and Funds	5.6x	5.6x

Dividends (Shares) & Distributions (OP Units) paid	$23,361	$19,342	Debt 6	$944,616	$921,564
AFFO	29,801	26,551	EBITDA (Annualized) [7]	174,572	175,619
AFFO Payout Ratio	78%	73%	Net Debt/EBITDA - Core Portfolio and Funds	5.4x	5.2x
AFFO Payout Ratio before acquisition costs	78%	72%

Notes:			Reconciliation of EBTIDA to Adjusted EBITDA
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.			Core EBITDA as reported	$40,473
2 See page 10 for a calculation of EBITDA.			Less: Q1 net Promote	(576)
3 Represents preferred distributions on Preferred Operating partnership Units.			Adjusted Core EBITDA	39,897
4 Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.			Annualized	159,588
5 Reflects debt net of the current Core Portfolio cash balance at end of period.			Add: Annualized net Promote	576
6 Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.			Adjusted Annualized Core EBITDA	160,164
7 Annualized EBITDA is adjusted to include the amount of net Promote income to be earned during 2017			Add in Funds	14,408
			Adjusted Annualized EBITDA Core and Funds	$174,572

Exhibit 99.2

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to Consolidated Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt [2]							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest		Interest Share of	Unconsolidated	Debt
Unsecured Debt	Balance	Rate	Balance	Rate	Balance	Rate		Consolidated Debt [3]	Debt [4]	As Reported

Fixed-Rate Debt [1]	$248,717	3.7%	$—	n/a	$248,717	3.7%	25%	$—	$—	$248,717
Variable-Rate Debt	51,283	1.8%	13,996	3.5%	65,279	2.1%	7%	46,540	—	111,819
							32%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	405,462	4.1%	93,055	4.4%	498,517	4.2%	51%	295,926	(106,651)	687,792
Variable-Rate Debt	32,000	3.3%	131,663	3.3%	163,663	3.3%	17%	360,767	(53,380)	471,050
							68%

Total	$737,462	3.8%	$238,714	3.7%	$976,176	3.8%	100%	$703,233	$(160,031)	1,519,378
Unamortized premium										1,158
Unamortized loan costs										(18,640)
										$1,501,896

Notes:
1 Fixed-rate debt includes notional principal fixed through swap transactions.
2 Represents the Company's pro-rata share of debt based on its percent ownership.
3 Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4 Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Exhibit 99.2

Portfolio Debt - Detail
(in thousands)

	Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	March 31, 2017	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Brandywine 2	$26,250	22.2%	$5,833	5.99%	7/1/2016	None
Merrillville Plaza	24,677	100.0%	24,677	5.88%	8/1/2017	None
Bedford Green	28,574	100.0%	28,574	5.10%	9/5/2017	None
163 Highland Avenue	9,299	100.0%	9,299	4.66%	2/1/2024	None
Crossroads Shopping Center	67,500	49.0%	33,075	3.94%	10/6/2024	None
555 9th Street	60,000	100.0%	60,000	3.99%	1/1/2025	None
840 N. Michigan	73,500	88.4%	64,996	4.36%	2/10/2025	None
Georgetown Portfolio (2008 Investment)	17,160	50.0%	8,580	4.72%	12/10/2027	None
State & Washington	25,359	100.0%	25,359	4.40%	9/5/2028	None
239 Greenwich Avenue	27,000	75.0%	20,250	3.88%	1/10/2029	None
North & Kingsbury	13,203	100.0%	13,203	4.01%	11/5/2029	None
151 North State Street	14,394	100.0%	14,394	4.03%	12/1/2029	None
Concord & Milwaukee	2,856	100.0%	2,856	4.40%	6/1/2030	None
California & Armitage	2,662	100.0%	2,662	5.89%	4/15/2035	None
Unsecured interest rate swaps 1	248,717	100.0%	248,717	3.74%	Various
Secured interest rate swaps 1	102,470	89.5%	91,704	3.03%	Various

Sub-Total Fixed-Rate Debt	743,621		654,179	3.97%

Secured Variable-Rate Debt
664 N. Michigan	41,530	100.0%	41,530	Libor + 165	6/28/2018	1 x 60 mos.
4401 N. White Plains Road	5,850	100.0%	5,850	Libor + 190	9/1/2022	None
28 Jericho Turnpike	14,752	100.0%	14,752	Libor + 190	1/23/2023	None
60 Orange Street	7,707	98.0%	7,553	Libor + 175	4/3/2023	None
Gotham Plaza	20,808	49.0%	10,196	Libor + 160	6/10/2023	None
Georgetown Portfolio (2016 Investment)	160,000	20.0%	32,000	Libor + 170	8/1/2023	None
330-340 River Street	11,823	100.0%	11,823	Libor + 170	6/1/2026	None
Secured interest rate swaps 1	(102,470)	89.5%	(91,704)	Libor + 143

Unsecured Variable-Rate Debt
Unsecured Line of Credit 3	—	100.0%	—	Libor + 140	6/27/2020	2 x 6 mos.
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 130	7/2/2020	None
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 130	1/4/2021	None
Unsecured Term Loan	150,000	100.0%	150,000	Libor + 130	6/27/2021	None
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 160	12/18/2022	None
Unsecured interest rate swaps 1	(248,717)	100.0%	(248,717)	Libor + 143

Sub-Total Variable-Rate Debt	211,283		83,283	Libor + 157

Total Debt - Core Portfolio	$954,904		$737,462	3.79%

Exhibit 99.2

Portfolio Debt - Detail (continued)
(in thousands)
		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	March 31, 2017	Percent	Amount	Rate	Date	Options
Funds
Fixed-Rate Debt
216th Street 4	Fund II	$25,500	28.1%	$7,159	5.8%	10/1/2017	None
CityPoint 4	Fund II	19,000	25.4%	4,824	1.25%	12/23/2017	None
CityPoint 4,5	Fund II	5,262	26.7%	1,403	1%	8/23/2019	None
CityPoint 4	Fund II	200,000	26.7%	53,341	4.75%	5/29/2020	None
1964 Union Street 4	Fund IV	1,463	20.8%	304	3.8%	10/1/2025	None
2207 Fillmore Street 4	Fund IV	1,120	20.8%	233	4.5%	10/31/2025	None
2208-2216 Fillmore Street 4	Fund IV	5,606	20.8%	1,166	3.4%	6/1/2026	None
1861 Union Street 4	Fund IV	2,315	20.8%	482	3.4%	6/1/2026	None
Interest rate swaps 1	Funds II & IV	101,394	23.8%	24,143	4.06%	Various
Sub-Total Fixed-Rate Debt		361,660		93,055	4.39%
Variable-Rate Debt
New Hyde Park Shopping Center	Fund III	10,640	39.6%	4,217	Libor + 185	5/1/2017	2 x 12 mos.
938 W. North Avenue	Fund IV	12,500	23.1%	2,890	Libor + 235	5/1/2017	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	20,420	23.1%	4,721	Libor + 165	5/18/2017	None
1151 Third Avenue	Fund IV	12,481	23.1%	2,886	Libor + 175	6/3/2017	2 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	40,116	23.1%	9,275	Libor + 275	8/9/2017	None
CityPoint 4	Fund II	20,000	26.7%	5,334	Libor + 170	8/23/2017	None
210 Bowery	Fund IV	6,917	23.1%	1,599	Libor + 275	10/15/2017	1 x 12 mos.
Promenade at Manassas 4	Fund IV	25,000	22.8%	5,696	Libor + 170	11/19/2017	1 x 12 mos.
Eden Square 4	Fund IV	16,000	22.8%	3,646	Libor + 200	12/17/2017	1 x 12 mos.
CityPoint 4	Fund II	62,000	25.4%	15,742	Sifma + 160	12/23/2017	None
1701 Belmont Avenue 4,8	Fund IV	2,888	22.8%	658	Prime + 50	1/31/2018	None
654 Broadway	Fund III	5,078	39.6%	2,012	Libor + 170	3/1/2018	1 x 12 mos.
230/240 W. Broughton	Fund IV	10,246	11.6%	1,184	Libor + 300	5/1/2018	None
Nostrand Avenue	Fund III	11,007	39.6%	4,362	Libor + 265	5/1/2018	2 x 12 mos.
Sherman Plaza	Fund II	14,250	28.1%	4,001	Libor + 325	7/1/2018	1 x 12 mos.
Paramus Plaza 4	Fund IV	14,099	11.6%	1,630	Libor + 170	2/20/2019	None
Lake Montclair	Fund IV	14,408	23.1%	3,331	Libor + 215	5/1/2019	None
146 Geary Street	Fund IV	27,700	23.1%	6,404	Libor + 340	7/14/2019	2 x 12 mos.
Broughton Street Portfolio	Fund IV	30,000	23.1%	6,936	Libor + 300	11/8/2019	1 x 12 mos.
161st Street 4	Fund II	46,500	28.1%	13,055	Libor + 250	12/2/2019	2 x 12 mos.
717 N. Michigan Avenue	Fund IV	63,900	23.1%	14,774	Libor + 395	12/9/2019	2 x 12 mos.
640 Broadway 4	Fund III	48,470	25%	12,125	Libor + 465	1/9/2020	2 x 12 mos.
Wake Forest Crossing	Fund IV	24,000	23.1%	5,549	Libor + 160	2/14/2020	2 x 12 mos.
Lincoln Place	Fund IV	23,100	23.1%	5,341	Libor + 185	3/13/2020	None
17 E. 71st Street	Fund IV	19,000	23.1%	4,393	Libor + 190	6/9/2020	None
1035 Third Avenue	Fund IV	41,719	23.1%	9,645	Libor + 235	1/27/2021	None
Restaurants at Fort Point	Fund IV	6,500	23.1%	1,503	Libor + 235	8/25/2021	None
CityPoint 4	Fund II	19,726	26.7%	5,261	Libor + 139	11/1/2021	None
3104 M Street 4,6	Fund III	4,485	31.7%	1,422	Prime + 50	12/10/2021	None
Airport Mall	Fund IV	5,700	23.1%	1,318	Libor + 200	4/1/2022	None
Colonie Plaza	Fund IV	11,890	23.1%	2,749	Libor + 225	4/1/2022	None
Dauphin Plaza	Fund IV	10,430	23.1%	2,411	Libor + 200	4/1/2022	None
JFK Plaza	Fund IV	4,560	23.1%	1,054	Libor + 200	4/1/2022	None
Shaw's Plaza	Fund IV	8,160	23.1%	1,887	Libor + 200	4/1/2022	None
Wells Plaza	Fund IV	3,420	23.1%	791	Libor + 200	4/1/2022	None
Interest rate swaps 1	Funds II & IV	(101,394)	23.8%	(24,143)	Libor + 250
Sub-Total Variable-Rate Debt		595,916		145,659	Libor + 249
Total Debt - Funds		$957,576		$238,714	3.71%
Total Debt - Core Portfolio and Funds		$1,912,480		$976,176	3.77%

Exhibit 99.2

Portfolio Debt - Notes
(in thousands)

1 The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements
2 This loan is in default as of March 31, 2017 and is accruing interest for accounting purposes at the default rate of 11%.
3 This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000.
The interest rate will vary based on levels of leverage. As of March 31, 2017, the interest rate is LIBOR + 140 basis points.
4 Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
5 This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for $1 at the end of the term.
6 Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

Exhibit 99.2

Future Debt Maturities [1]
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Pro-rata Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2017	$4,133	$79,173	$83,306	$3,667	$58,756	$62,423	5.51%	5.51%	n/a
2018	5,258	40,058	45,316	4,214	40,058	44,272	2.44%	n/a	2.44%
2019	5,349	—	5,349	4,153	—	4,153	n/a	n/a	n/a
2020	5,592	50,000	55,592	4,344	50,000	54,344	2.09%	n/a	2.09%
2021	5,838	200,000	205,838	4,533	200,000	204,533	2.09%	n/a	2.09%
Thereafter	29,497	530,006	559,503	24,618	343,119	367,737	3.56%	4.17%	2.47%
Total	$55,667	$899,237	$954,904	$45,529	$691,933	$737,462

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Pro-rata Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2017	$2,280	$230,418	$232,698	$617	$58,698	$59,315	2.72%	3.97%	2.40%
2018	2,716	82,818	85,534	620	21,221	21,841	3.56%	n/a	3.56%
2019	3,359	200,067	203,426	694	47,239	47,933	3.63%	1.00%	3.71%
2020	2,212	313,511	315,723	521	80,504	81,025	4.45%	4.75%	3.85%
2021	1,453	50,088	51,541	347	11,965	12,312	3.24%	n/a	3.24%
Thereafter	594	68,060	68,654	148	16,140	16,288	2.75%	3.57%	2.62%
Total	$12,614	$944,962	$957,576	$2,947	$235,767	$238,714

Note:
1 Does not include any applicable extension options

Exhibit 99.2

Core Portfolio Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Acadia's	Gross Leasable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
Property	Key Tenants	Acquired	interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—	—	100.0%	100.0%	$4,511,545	$248.69
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—	—	100.0%	100.0%	7,673,433	88.06
Rush and Walton Streets Collection - 6 properties	Lululemon, Brioni, BHLDN, Marc Jacobs	2011/12	100.0%	41,375	—	—	41,375	88.5%	—	—	88.5%	88.5%	6,179,491	168.85
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—	—	100.0%	100.0%	2,008,816	43.43
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor	2011/12	100.0%	23,531	—	—	23,531	91.3%	—	—	91.3%	91.3%	1,281,730	59.67
Halsted and Armitage Collection - 9 properties	Intermix, Club Monaco	2011/12	100.0%	44,658	—	—	44,658	95.2%	—	—	95.2%	95.2%	1,886,244	44.37
North Lincoln Park Chicago Collection - 6 properties	Forever 21, Aldo, Carhartt, Chase Bank	2011/14	100.0%	22,125	—	28,836	50,961	100.0%	—	73.6%	85.0%	85.0%	1,727,522	39.87
State and Washington	H & M, Nordstrom Rack	2016	100.0%	78,819	—	—	78,819	100.0%	—	—	100.0%	100.0%	2,969,482	37.67
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—	—	100.0%	100.0%	1,430,000	52.22
North and Kingsbury	Old Navy, Pier 1 Imports	2016	100.0%	41,700	—	—	41,700	100.0%	—	—	100.0%	100.0%	1,585,048	38.01
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	87.8%	—	—	87.8%	87.8%	348,476	30.29
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—	—	75.1%	75.1%	75.1%	626,972	45.70
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—	—	63.4%	63.4%	63.4%	701,982	29.15
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	98.6%	—	—	98.6%	98.6%	6,373,119	36.68
				620,414	—	85,106	705,520	97.9%	—	69.3%	94.5%	94.5%	39,303,860	58.98
New York Metro
83 Spring Street	Paper Source	2012	100.0%	3,000	—	—	3,000	100.0%	—	—	100.0%	100.0%	686,272	228.76
152-154 Spring Street	—	2014	100.0%	2,936	—	—	2,936	100.0%	—	—	100.0%	100.0%	2,309,961	786.77
15 Mercer Street	3 X 1 Denim	2011	100.0%	3,375	—	—	3,375	100.0%	—	—	100.0%	100.0%	444,187	131.61
5-7 East 17th Street	Union Fare	2008	100.0%	11,467	—	—	11,467	100.0%	—	—	100.0%	100.0%	1,300,014	113.37
200 West 54th Street	Stage Coach Tavern	2007	100.0%	5,777	—	—	5,777	84.0%	—	—	84.0%	84.0%	2,056,672	423.99
61 Main Street	—	2014	100.0%	3,400	—	—	3,400	—%	—	—	—%	—%	—	—
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—	—	100.0%	100.0%	870,274	76.68
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—	100.0%	—	100.0%	100.0%	625,000	48.21
Bartow Avenue	Mattress Firm	2005	100.0%	—	—	14,590	14,590	—	—%	100.0%	100.0%	100.0%	478,227	32.78
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	72.6%	—%	—	72.6%	100.0%	1,113,516	92.70
252-256 Greenwich Avenue	Madewell, Calypso, Jack Wills	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—	100.0%	100.0%	1,347,655	168.75
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—	100.0%	100.0%	100.0%	100.0%	951,287	23.59
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—	100.0%	100.0%	723,607	356.28
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—	100.0%	100.0%	479,160	72.60
120 West Broadway	HSBC Bank, Citibank	2013	100.0%	13,838	—	—	13,838	100.0%	—%	—	100.0%	100.0%	2,243,574	162.13
131-135 Prince Street	Folli Follie, Uno De 50	2014	100.0%	3,200	—	—	3,200	100.0%	—%	—	100.0%	100.0%	1,307,412	408.57
2520 Flatbush Avenue	Bob's Discount Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—	—%	100.0%	100.0%	100.0%	1,059,282	36.38
991 Madison Avenue	Vera Wang, Perrin Paris	2016	100.0%	7,513	—	—	7,513	65.6%	—%	—%	65.6%	65.6%	1,508,050	306.08
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,639	99,975	—	100.0%	93.7%	97.0%	97.0%	2,971,215	30.64
Gotham Plaza	Bank of America, Children's Place	2016	49.0%	—	—	26,180	26,180	—	—	91.6%	91.6%	91.6%	1,471,167	61.35
				99,026	86,950	136,193	322,169	88.4%	100.0%	96.2%	94.8%	96.2%	23,946,532	78.38

Exhibit 99.2

Core Portfolio Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Acadia's	Gross Leasable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
Property	Key Tenants	Acquired	interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total
San Francisco Metro
City Center	City Target, Best Buy	2015	100.0%	—	174,311	30,337	204,648	—	100.0%	87.3%	98.1%	98.1%	7,759,488	38.64
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832	—	100.0%	100.0%	100.0%	100.0%	6,013,669	40.41
				—	294,173	59,307	353,480	—%	100.0%	93.5%	98.9%	98.9%	13,773,157	39.39
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	20,669	—	—	20,669	100.0	—%	—%	100.0%	100.0%	1,247,641	60.36
Rhode Island Place Shopping Center	TJ Maxx	2012	100.0%	—	24,996	32,533	57,529	—%	100.0	65.3	80.4%	80.4%	1,380,261	29.85
M Street and Wisconsin Corridor - 25 Properties 3	Lululemon, North Face, Coach	2011/16	25.3%	244,782	—	—	244,782	88.6%	—%	—%	88.6%	88.6%	16,192,185	74.64
				265,451	24,996	32,533	322,980	89.5%	100.0%	65.3%	87.9%	87.9%	18,820,087	66.30
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0	100.0	100.0%	100.0%	1,200,045	22.13
165 Newbury Street	Starbucks	2,016	100%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	254,153	242.05
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,454,198	26.31

Total Street and Urban Retail				985,941	446,919	326,565	1,759,425	94.7%	100.0%	85.8%	94.4%	94.6%	$97,297,834	$58.59

Acadia Share Total Street and Urban Retail				788,858	446,919	313,213	1,548,990	96.2%	100%	85.5%	95.1%	95.3%	$83,493,681	$56.66

Notes:
1 The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

613-623 West Diversey Parkway is not yet stabilized assets and is not reflected above.
2 Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3 Excludes 94,000 of office GLA.

New Jersey
Elmwood Park Shopping Center	Walgreens, Acme	1998	100.0%	—	62,610	81,300	143,910	—	100.0%	94.8%	97.1%	97.1%	3,857,643	$ 27.62
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—	100.0%	85.9%	92.2%	92.2%	1,406,275	14.58
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—	100.0%	—	100.0%	100.0%	695,000	6.83

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—	—%	98.1%	98.1%	98.1%	$2,834,816	$33.17
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,075	123,339	—	100.0%	75.3%	90.6%	90.6%	2,843,945	25.46
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—	100.0%	100.0%	100.0%	100.0%	2,061,622	32.57
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	—	52,052	45,754	97,806	—	100.0%	95.4%	97.9%	100.0%	1,271,729	13.29
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—	100.0%	—	100.0%	100.0%	1,391,500	25.30
Crossroads Shopping Center	Home Goods, PetSmart, Kmart, DSW	1998	49.0%	—	202,727	108,812	311,539	—	100.0%	74.9%	91.2%	91.2%	6,495,203	22.86
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—	100.0%	100.0%	100.0%	100.0%	2,149,907	8.41
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—	100.0%	74.0%	84.9%	84.9%	2,480,604	32.25

Connecticut
Town Line Plaza 2	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—	100.0%	93.6	98.7%	98.7%	1,754,129	16.50

Exhibit 99.2

Core Portfolio Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Acadia's	Gross Leasable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
Property	Key Tenants	Acquired	interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—	100.0%	100.0	100.0%	100.0%	1,360,858	10.47
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—	100.0%	85.7%	96.0%	96.0%	1,880,513	8.98
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—	100.0%	—%	100.0%	100.0%	591,861	29.00
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—	100.0%	—%	100.0%	100.0%	1,275,673	31.49

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,471	101,655	—	100.0%	100.0%	100.0%	100.0%	2,058,249	20.25

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,445	99,137	—	100.0%	67.5	84.4%	84.4%	891,622	10.65

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—	100.0%	89.8%	95.1%	95.1%	3,252,087	14.48

Michigan
Bloomfield Town Square	Best Buy, Home Goods, TJ Maxx, Dick's Sporting Goods	1998	100.0%	—	153,839	81,947	235,786	—	100.0%	83.9%	94.4%	94.4%	3,322,367	14.92

Ohio
Mad River Station	Babies 'R' Us	1999	100.0%	—	58,185	65,150	123,335	—	100.0%	67.4%	82.8%	82.8%	1,396,788	13.69

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond, Target, Dick's Sporting Goods	2003	22.2%	—	775,803	48,608	824,411	—	94.0%	80.0%	93.1%	93.1%	12,480,721	16.25
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	22.2%	—	42,850	59,197	102,047	—	100.0%	100.0%	100.0%	100.0%	3,026,744	29.66
Naamans Road	—	2006	100.0%	—	—	19,984	19,984	—	—%	75.0%	75.0%	75.0%	637,701	42.55

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—	100.0%	100.0%	100.0%	100.0%	850,978	5.45
Route 6 Plaza	Kmart	1994	100.0%	—	146,568	29,021	175,589	—	100.0%	100.0%	100.0%	100.0%	1,318,459	7.51
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—	—%	100.0%	100.0%	100.0%	933,888	24.81
Abington Towne Center [3]	Target, TJ Maxx	1998	100.0%	—	184,616	31,662	216,278	—	100.0%	70.4%	95.7%	95.7%	1,060,127	21.50

Total Suburban Properties				—	3,375,703	1,205,724	4,581,427	—	98.6%	86.3%	95.4%	95.4%	$67,640,288	$16.44

Acadia Share Total Suburban Properties				—	2,633,530	1,066,379	3,699,909	—	98.1%	86.5%	95.8%	95.9%	$52,252,128	$15.88

TOTAL CORE PROPERTIES				985,941	3,822,622	1,532,289	6,340,852	94.7	98.8	86.2%	95.1%	95.2%	164,938,122	28.56

Acadia Share Total Core Properties				788,858	3,081,499	1,380,642	5,248,899	96.2%	99.6%	86.2%	95.6%	95.7%	$135,745,809	$28.49

Notes:
1 The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2 Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Exhibit 99.2

Core Portfolio Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Acadia's	Gross Leasable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
Property	Key Tenants	Acquired	interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total
3 Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Exhibit 99.2

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR) [1]

		Pro-Rata
	Number of stores	Combined		Percentage of Total
	in Core			Percentage of
Tenant	portfolio	GLA	Base Rent	Portfolio GLA	Base Rent

Target	3	302,586	$6,979,002	5.8%	5.1%

H & M	2	81,246	5,309,815	1.5%	3.9%

Royal Ahold [2]	4	207,513	3,639,387	4.0%	2.7%

Walgreens	5	78,254	3,598,966	1.5%	2.7%

Best Buy	2	86,686	3,594,913	1.7%	2.6%

Nordstrom, Inc.	2	88,982	3,339,492	1.7%	2.5%

Albertsons Companies [3]	3	171,182	3,154,331	3.3%	2.3%

Ascena Retail Group [4]	5	23,233	2,517,019	0.4%	1.9%

Verizon	2	31,379	2,440,657	0.6%	1.8%

Bed, Bath, and Beyond [5]	3	95,448	2,387,812	1.8%	1.8%

LA Fitness International LLC	2	100,000	2,336,500	1.9%	1.7%
TJX Companies [6]	8	209,198	2,049,901	4.0%	1.5%
Trader Joe's	3	32,351	1,935,311	0.6%	1.4%
Home Depot	3	312,718	1,893,791	6.0%	1.4%
Lululemon	2	5,349	1,551,835	0.1%	1.1%
Gap	3	28,643	1,467,841	0.5%	1.1%
Kate Spade	2	4,250	1,454,547	0.1%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,395,401	0.6%	1%
JP Morgan Chase	7	28,715	1,370,053	0.5%	1%
DSW	2	35,842	1,287,260	0.7%	0.9%
TOTAL	66	1,955,072	$53,703,834	37.3%	39.5%

Note:
1 Does not include tenants that operate at only one Acadia Core location.
2 Stop and Shop (4)
3 Shaw's (2), Acme (1)
4 Ann Taylor Loft (2), Catherine's (1), Dress Barn (1), Lane Bryant (1)
5 Bed Bath and Beyond (2), Christmas Tree Shops (1)
6 TJMaxx (5), Marshalls (1), HomeGoods (2)

Exhibit 99.2

Core Portfolio Lease Expirations

	Street Tenants					Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M 1	—	—	—	$—	—	—	—	—	$—	—	7	24,740	1.9%	$18.69	1.2%	7	24,740	0.4%	$18.69	0.3%
2017	8	28,327	3.0%	111.86	4.4%	2	47,008	1.3%	13.49	1.2%	26	89,580	6.8%	27.71	6.2%	36	164,915	2.9%	38.11	3.8%
2018	8	64,652	6.9%	57.14	5.2%	7	334,193	9.5%	23.21	14.4%	56	182,603	13.8%	30.60	14.0%	71	581,448	10.1%	29.30	10.3%
2019	13	69,869	7.5%	75.80	7.4%	10	382,350	10.9%	11.02	7.8%	34	108,093	8.2%	25.86	7.0%	57	560,312	9.7%	21.96	7.5%
2020	14	47,751	5.1%	99.24	6.6%	9	488,606	13.9%	12.83	11.7%	28	88,648	6.7%	25.74	5.7%	51	625,005	10.8%	21.26	8.1%
2021	23	131,030	14.0%	57.81	10.6%	14	599,685	17.0%	14.43	16.1%	43	177,062	13.4%	24.95	11.1%	80	907,777	15.7%	22.74	12.5%
2022	11	60,205	6.4%	82.28	6.9%	6	296,442	8.4%	12.40	6.8%	33	127,645	9.7%	31.06	10.0%	50	484,292	8.4%	26.01	7.6%
2023	9	109,488	11.7%	77.56	11.9%	5	205,067	5.8%	17.92	6.8%	16	84,656	6.4%	29.47	6.3%	30	399,211	6.9%	36.73	8.9%
2024	15	97,573	10.5%	83.31	11.4%	7	330,390	9.4%	20.41	12.5%	24	116,895	8.9%	30.62	9.0%	46	544,858	9.4%	33.86	11.2%
2025	9	42,756	4.6%	101.26	6.1%	6	178,571	5.1%	18.57	6.2%	25	82,693	6.3%	40.28	8.4%	40	304,020	5.3%	36.10	6.7%
2026	12	46,392	5.0%	78.91	5.1%	2	32,570	0.9%	17.71	1.1%	16	71,369	5.4%	30.66	5.5%	30	150,331	2.6%	42.74	3.9%
Thereafter	18	235,612	25.3%	73.51	24.4%	10	625,972	17.8%	13.20	15.4%	26	166,197	12.5%	37.45	15.6%	54	1,027,781	17.8%	30.95	19.2%
Total	140	933,655	100.0%	$76.43	100.0%	78	3,520,854	100.0%	$15.27	100.0%	334	1,320,181	100.0%	$30.15	100.0%	552	5,774,690	100.0%	$28.56	100.0%

							254,916	Anchor GLA Owned by Tenants									254,916	Anchor GLA Owned by Tenants
		52,286	Total Vacant				46,852	Total Vacant				212,108	Total Vacant				311,246	Total Vacant
		985,941	Total Square Feet				3,822,622	Total Square Feet				1,532,289	Total Square Feet				6,340,852	Total Square Feet

Note:
1 Leases currently under month to month or in process of renewal

Exhibit 99.2

Core Portfolio - New and Renewal Rent Spreads [1]

	Period ended
	March 31, 2017
	GAAP [3]	Cash 2
New leases
Number of new leases executed	4
GLA	8,121
New base rent	$149.48	$139.58
Previous base rent	$124.63	$136.13
Average cost per square foot	$123.79
Weighted Average Lease Term (years)	9.4
Percentage growth in base rent	19.9%	2.5%

Renewal leases
Number of renewal leases executed	15
GLA	156,327
New base rent	$19.11	$18.80
Expiring base rent	$15.73	$17.34
Average cost per square foot	$0.24
Weighted Average Lease Term (years)	3.4
Percentage growth in base rent	21.5%	8.4%

Total new and renewal leases
Number of new and renewal leases executed	19
GLA commencing	164,448
New base rent	$25.55	$24.76
Expiring base rent	$21.11	$23.21
Average cost per square foot	$6.34
Weighted Average Lease Term (years)	3.7
Percentage growth in base rent	21.0%	6.7%

Notes:
1 Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
2 Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
3 Rents are calculated on a straight-line ("GAAP") basis.

Exhibit 99.2

Core Portfolio Capital Expenditures
Current Quarter

	Year-to-Date	Historical
	Period ended	Prior Year ended
	March 31, 2017	December 31, 2016

Leasing Commissions	$474	$2,252
Tenant Improvements	1,747	9,477
Capital Expenditures	47	1,074
Total Capital Expenditures	$2,268	$12,803

Exhibit 99.2

Fund Overview
As of March 31, 2017

I. KEY METRICS	Note	Fund I	Fund II	Fund III	Fund IV	Fund V	Total
General Information:
Vintage		Sep-2001	Jun-2004	May-2007	May-2012	Aug-2016
Fund Size		$90.0 Million	$300.0 Million	$502.5 Million	$540.6 Million	$520.0 Million	$1,953.1 Million
Acadia's Commitment		$20.0 Million	$85.0 Million	$123.3 Million	$125.0 Million	$104.5 Million	$457.8 Million
Acadia's Pro Rata Share		22.2%	28.3%	24.5%	23.1%	20.1%	23.4%
Acadia's Promoted Share	[1]	37.8%	42.7%	39.6%	38.5%	36.1%	38.8%
Preferred Return		9.0%	8.0%	6.0%	6.0%	6.0%	6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions	[2]	$86.6 Million	$347.1 Million	$396.7 Million	$390.7 Million	$0.0 Million	$1,221.1 Million
Cumulative Net Distributions	[3]	$194.5 Million	$131.6 Million	$551.0 Million	$101.9 Million	$0.0 Million	$979.0 Million
Net Distributions/Contributions		224.6%	37.9%	138.9%	26.1%	NA	80.2%
Unfunded Commitment	[4]	$0.0 Million	$0.0 Million	$53.3 Million	$139.3 Million	$520.0 Million	$712.6 Million
Acquisition Dry Powder	[5]	NA	NA	NA	NA	$520.0 Million	$520.0 Million
Investment Period Closes		Closed	Closed	Closed	Closed	Aug-2019
Currently in a Promote Position? (Yes/No)		Yes	No	Yes	No	No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA
Type:		Applicable to	Description
Asset Management	[6]	Fund I, II & III	1.5% of Implied Capital
Asset Management	[6]	Fund IV & V	1.5% of Implied Capital during the investment period, 1.25% of Implied Capital post-investment period
Property Management		All funds	4.0% of gross property revenues
Leasing		All funds	Market-rate leasing commissions
Construction/Project Management		All funds	Market-rate fees
Development		Fund III, IV & V	3.0% of total project costs

Notes:
[1]
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.

[2]
With regard to Fund II, the additional contributions over original Fund Size reflects a prior-period distribution that was recontributed to the Fund during 2016 to fund the on-going redevelopment of existing Fund II investments.

[3]		Net of fees and promote
[4]		Unfunded Commitments are set aside to complete leasing and development at existing fund investments, to acquire new identified Fund IV investments and to make new Fund V investments.

The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.

[5]		Unfunded Commitments available to deploy into new unidentified investments
[6]		Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $50.0 million of general reserves.

Exhibit 99.2

Fund Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Ownership	Gross Leasable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
	Key Tenants	Acquired	%	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total
Fund II Portfolio Detail

NEW YORK
New York
216th Street	NYC Human Resources Administration	2005	99.1%	—	60,000	—	60,000	—	100.0%	—	100.0%	100.0%	$2,574,000	$42.90
161st Street 2	Various New York City & State agencies	2005	99.1%	—	166,005	89,482	255,487	—	46.8%	57.3%	50.5%	55.8%	4,634,719	35.93

Total - Fund II				—	226,005	89,482	315,487	—	60.9%	57.3%	59.9%	64.2%	$7,208,719	$38.14

Fund III Portfolio Detail

NEW YORK
New York
654 Broadway	Penguin (Perry Ellis)	2011	100.0%	2,896	—	—	2,896	100.0%	—	—	100.0%	100.0%	601,000	207.53
640 Broadway	Swatch	2012	63.1%	4,247	—	—	4,247	100.0%	—	—	100.0%	100.0%	1,227,238	288.97
New Hyde Park Shopping Center	PetSmart	2011	100.0%	—	13,507	18,815	32,322	—	100.0%	65.9%	80.1%	80.1%	1,148,942	44.36
Nostrand Avenue	—	2013	100.0%	—	—	42,628	42,628	—	—	78.8%	78.8%	78.8%	1,594,623	47.45

Total - Fund III				7,143	13,507	61,443	82,093	100.0	100.0%	74.9%	81.2%	81.2%	$4,571,803	$68.59

Fund IV Portfolio Detail

NEW YORK
New York
1151 Third Avenue	Vineyard Vines	2013	100.0%	13,250	—	—	13,250	100.0	—	—	100.0%	100.0%	1,781,218	134.43
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—	—	100.0%	100.0%	1,848,724	219.25
1035 Third Avenue 3	—	2015	100.0%	7,617	—	—	7,617	60.0%	—	—	60.0%	60.0%	805,570	176.38
Colonie Plaza	Price Chopper, Big Lots	2016	100.0%	—	96,000	57,483	153,483	—	100.0%	91.9%	97.0%	97.0%	1,666,687	11.20

New Jersey
Paramus Plaza	Babies R Us, Ashley Furniture	2013	50.0%	—	64,235	88,274	152,509	—	61.1%	79.8%	71.9%	71.9%	1,835,118	16.74

BOSTON
Massachusetts
Restaurants at Fort Point	—	2016	100.0%	15,711	—	—	15,711	100.0	—	—	100.0%	100.0%	312,019	19.86

NORTHEAST
Maine
Airport Mall	Hannaford, Marshalls	2016	100.0%	—	131,042	90,718	221,760	—	100.0%	74.0	89.4%	89.4%	1,331,532	6.72
Wells Plaza	Reny's, Dollar Tree	2016	100.0%	—	62,471	30,792	93,263	—	100.0%	77.6%	92.6%	92.6%	650,143	7.53
Shaw's Plaza	Shaw's	2016	100.0%	—	87,492	31,523	119,015	—	100.0%	87.3%	96.6%	96.6%	1,324,076	11.51
JFK Plaza	Hannaford, TJ Maxx	2016	100.0%	—	104,426	46,681	151,107	—	100.0%	28.9%	78.0%	78.0%	744,207	6.31

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	122,621	83,106	205,727	—	100.0%	60.9%	84.2%	84.2%	1,627,811	9.39
Mayfair Shopping Center	—	2016	100.0%	—	25,673	89,738	115,411	—	100.0%	80.2%	84.6%	84.6%	1,644,109	16.83

Exhibit 99.2

Fund Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Ownership	Gross Leasable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
	Key Tenants	Acquired	%	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total
MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot, Ashley Furniture	2013	98.6%	—	194,038	71,404	265,442	—	100.0%	95.1%	98.7%	98.7%	3,510,666	13.40
Lake Montclair	Food Lion	2013	100.0%	—	33,000	72,832	105,832	—	100.0%	94.6	96.3%	96.3%	1,956,034	19.20

Maryland
1701 Belmont Avenue	—	2012	98.6%	—	58,674	—	58,674	—	—	—	—	—	—	—

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	163,217	68,227	231,444	—	71.1%	75.5%	72.4%	72.4%	2,378,739	14.21

MIDWEST
Illinois
938 W. North Avenue	Sephora	2013	100.0%	33,228	—	—	33,228	16.1%	—	—	16.1%	16.1%	326,350	61.00
Lincoln Place	Kohl's, Marshall's	2017	100.0%	—	—	271,866	271,866	—	—	98.8%	98.8%	98.8%	3,043,958	11.33

SOUTHEAST
Georgia
Broughton Street Portfolio 4	J. Crew, L'Occitane, Lululemon, Michael Kors	2014	50.0%	114,141	—	—	114,141	89.1%	—	—	89.1%	89.1%	3,914,576	38.47

North Carolina
Wake Forest Crossing	—	2016	100.0%	—	113,353	89,653	203,006	—	100.0%	95.3%	97.9%	97.9%	2,893,204	14.55

WEST
California
146 Geary Street	—	2015	100.0%	11,436	—	—	11,436	100.0%	—	—	100.0%	100.0%	300,000	26.23
Union and Fillmore Collection - 4 properties	—	2015	90.0%	10,148	—	—	10,148	80.8%	—	—	80.8%	100.0%	552,120	67.30

Total - Fund IV				213,963	1,256,242	1,092,297	2,562,502	78.8%	89.6%	84.3%	86.4%	86.5%	$34,446,861	$15.56

Notes:
1 The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

The following Fund II, Fund III and Fund IV properties are currently under redevelopment as further detailed under "Redevelopment Activity."
Property	Fund Ownership %
Sherman Avenue	99.1%
City Point	94.2%
Cortlandt Crossing	100.0%
Broad Hollow Commons	100.0%
3104 M Street	80.0%
210 Bowery	100.0%
Broughton Street Portfolio	50.0%
717 N. Michigan Avenue	100.0%
27 East 61st Street	100.0%
801 Madison Avenue	100.0%
650 Bald Hill Road	90.0%
2 Currently operating, but redevelopment activities have commenced.
3 Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).
4 Represents 21 of the 24 properties in this portfolio that have been leased. The remaining properties are still in development.

Exhibit 99.2

Funds Lease Expirations

	FUND II
		Gross Leased Area			Base Rent
	No. of Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—	$—	$—	—
2017	—	—	—	—	—	—
2018	—	—	—	—	—	—
2019	—	—	—	—	—	—
2020	—	—	—	—	—	—
2021	—	—	—	—	—	—
2022	—	—	—	—	—	—
2023	—	—	—	—	—	—
2024	—	—	—	—	—	—
2025	—	—	—	—	—	—
2026	2	3,185	1.7%	274,000	86.03	3.8%
Thereafter	8	185,824	98.3%	6,934,719	37.32	96.2%
Total	10	189,009	100.0%	$7,208,719	$38.14	100.0%

		126,478	Total Vacant
		315,487	Total Square Feet

	FUND III						FUND IV
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	No. of Leases	Expiring	Percent			Percent	No. of Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—	$—	$—	—	5	9,500	0.5%	$203,333	$21.40	0.6%
2017	1	1,128	1.7%	65,096	57.71	1.4%	21	76,968	3.5%	1,455,730	18.91	4.2%
2018	3	5,247	7.9%	262,273	49.99	5.7%	42	278,977	12.6%	3,156,585	11.31	9.2%
2019	1	3,037	4.6%	118,196	38.92	2.6%	28	177,046	8.0%	2,046,598	11.56	5.9%
2020	2	2,976	4.5%	128,062	43.03	2.8%	31	238,645	10.8%	3,101,912	13.00	9.0%
2021	2	4,238	6.4%	169,520	40.00	3.7%	37	271,545	12.3%	4,041,958	14.89	11.7%
2022	3	9,657	14.5%	511,882	53.01	11.2%	29	283,846	12.8%	3,783,570	13.33	11.0%
2023	4	6,495	9.7%	999,502	153.89	21.9%	12	99,844	4.5%	1,316,656	13.19	3.8%
2024	3	18,177	27.3%	719,217	39.57	15.7%	21	237,207	10.7%	5,509,029	23.22	16.0%
2025	2	2,812	4.2%	295,398	105.05	6.5%	21	101,401	4.6%	4,272,479	42.13	12.4%
2026	4	3,482	5.2%	577,848	165.95	12.6%	16	149,139	6.7%	2,112,929	14.17	6.1%
Thereafter	5	9,400	14.1%	724,809	77.11	15.9%	13	290,137	13.1%	3,446,082	11.88	10.0%
Total	30	66,649	100.1%	$4,571,803	$68.60	100.0%	276	2,214,255	100.1%	$34,446,861	$15.56	100.0%

		15,442	Total Vacant					348,170	Total Vacant
		82,091	Total Square Feet					2,562,425	Total Square Feet

Note:
1 Leases currently under month to month or in process of renewal

Exhibit 99.2

Development Activity
($ in millions)

			Estimated		Estimated Sq.Ft.				Acquisition & Development Costs										Outstanding
Property	Ownership	Location	Stabilization		Upon Completion		Leased Rate [4]	Key Tenants	Incurred		Estimated Future Range				Estimated Total Range				Debt
FUND II

City Point [1]	94.2%	Brooklyn, NY	2017/2020	[6]	763,000	[7]	69% [2]	Century 21, CityTarget, Alamo Drafthouse	$419.7	[3]	$20.3	to	$40.3	[3]	$440.0	to	$460.0	[3]	$239.7
Sherman Plaza	99.1%	New York, NY	TBD		TBD		—	TBD	36.7		TBD		TBD		TBD		TBD		14.3
									$456.4		TBD		TBD		TBD		TBD		$254.0

FUND III

Cortlandt Crossing	100.0%	Mohegan Lake, NY	2018		130,000		50%	ShopRite	$22.6		$37.4	to	$42.4		$60.0	to	$65.0		$—
3104 M Street NW	80.0%	Washington, D.C.	2017		10,000		15%	TBD	8.2		0.1	to	0.8		8.3	to	9.0		4.5
Broad Hollow Commons	100.0%	Farmingdale, NY	2018		180,000 - 200,000		—	TBD	15.9		34.1	to	44.1		50.0	to	60.0		—
									$46.7		$71.6		$87.3		$118.3		$134.0		$4.5

FUND IV

210 Bowery	100.0%	New York, NY	2017		16,000		—	TBD	$22.7		$0.3	to	$1.8		$23.0	to	$24.5		$6.9
Broughton Street Portfolio [5]	50.0%	Savannah, GA	2017		190,000		80%	J. Crew, Lululemon, H&M	77.0		3.0	to	8.0		80.0	to	85.0		30.0
27 E. 61st Street	100.0%	New York, NY	2017		9,500		—	TBD	23.5		2.0	to	5.0		25.5	to	28.5		—
801 Madison Avenue	100.0%	New York, NY	2017		5,000		20%	TBD	36.4		3.6	to	6.6		40.0	to	43.0		—
650 Bald Hill Road	90.0%	Warwick, RI	2017		161,000		72%	Dick's Sporting Goods, Burlington Coat Factory	22.0		5.5	to	10.5		27.5	to	32.5		—
717 N. Michigan Avenue	100.0%	Chicago, IL	2018		62,000		25%	Disney Store	107.0		13.0	to	20.5		120.0	to	127.5		63.9
									$288.6		$27.4		$52.4		$316.0		$341.0		$100.8

CORE

613-623 West Diversey	100.0%	Chicago, IL	2018		TBD		—	TJ Maxx	$14.0		TBD		TBD		TBD		TBD		$—
									$14.0		TBD		TBD		TBD		TBD		$—

Notes:
1 Acquired a leasehold interest in this property.
2 Leased rate calculated on approximately 540,000 rentable square feet.
3 Net of actual and anticipated contributions from retail tenants and proceeds from residential tower sales. Excludes Tower I. Debt and incurred costs are reduced by $5.3M relating to the New Markets Tax Credits received.

4 The leased rate excludes pre-redevelopment tenants.

Exhibit 99.2

5 This portfolio includes 24 buildings, including 21 which are operating.
6 Phases I and II have an estimated stabilization date of 2017. Phase III has an estimated completion date of 2020.
7 This reflects increases to Phase I and Phase II square footage, and the addition of Phase III square footage.

Reconciles to Consolidated Balance Sheet as follows:

Development costs above	$805.7

City Point Items:
Adjustment to FMV	33.8
Gain on sales	51.2

Less:
Development held as operating real estate	(255.8)
Development costs of unconsolidated properties	(99.0)
Deferred costs and other amounts	(25.4)

Total per consolidated balance sheet	$510.5

Exhibit 99.2

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations ("AFFO"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.